                                                                    EXHIBIT 99.1

                             LETTER OF TRANSMITTAL
                             TO TENDER FOR EXCHANGE
               SERIES C 9 5/8 SENIOR SUBORDINATED NOTES DUE 2007
                                       OF

                      TRANSWESTERN PUBLISHING COMPANY LLC
                              TWP CAPITAL CORP. II
                PURSUANT TO THE PROSPECTUS DATED MARCH    , 1999

      THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON
                        APRIL   , 1999 UNLESS EXTENDED.

              TO: WILMINGTON TRUST COMPANY (THE "EXCHANGE AGENT")

   By Registered or Certified Mail or Overnight                          By Hand:
                     Courier:
             Wilmington Trust Company                            Wilmington Trust Company
                Rodney Square North                     c/o Harris Trust Co. of New York, as Agent
             1100 North Market Street                           88 Pine Street, 19th Floor
            Wilmington, Delaware 19890                               Wall Street Plaza
         Attn: Corporate Trust Operations                        New York, New York 10005
                                                             Attn: Corporate Trust Operations

                                 By Facsimile:
                        (For Eligible Institutions only)
                                 (302) 651-1079

                             Confirm by telephone:
                                 (302) 651-1562
                                  Kristin Long

     DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF THIS LETTER OF TRANSMITTAL VIA A FACSIMILE NUMBER OTHER THAN THE ONE LISTED ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

     The instructions accompanying this Letter of Transmittal should be read carefully before this Letter of Transmittal is completed.

     The undersigned acknowledges receipt of the Prospectus, dated March   ,
1999 (the "Prospectus") of TransWestern Publishing Company LLC and TWP Capital Corp. II (collectively, the "Company") and the related Letter of Transmittal (the "Letter of Transmittal"), which together describe the Company's offer (the "Exchange Offer") to exchange $1,000 principal amount of its Series D 9 5/8 Senior Subordinated Notes due 2007 (the "Exchange Notes"), which have been registered under the Securities Act of 1933, as amended (the "Securities Act"), pursuant to a Registration Statement, for each $1,000 principal amount of its outstanding Series B 9 5/8 Senior Subordinated Notes due 2007 (the "Series B Notes"), of which $100,000,000 principal amount is outstanding, and its outstanding Series C 9 5/8 Senior Subordinated Notes due 2007 (the "Series C Notes"), of which $40,000,000 principal amount is outstanding. The term
"Expiration Date" shall mean 5:00 p.m., New York City time, on April   , 1999,
unless the Company, in its sole discretion, extends the Exchange Offer, in which case the term shall mean the latest date and time to which the Exchange Offer is extended. The term "Holder" with respect to the Exchange Offer means any person in whose name Series C Notes are registered on the books of the Company or any other person who has obtained a properly completed bond power from the registered holder. Capitalized terms used but not defined herein have the respective meanings set forth in the Prospectus.

     This Letter of Transmittal is to be used by holders of Series C Notes if
(i) certificates representing the Series C Notes are to be physically delivered to the Exchange Agent herewith, (ii) tender of the Series C Notes is to be made by book-entry transfer to the Exchange Agent's account at The Depository Trust Company (the "Book-Entry Transfer Facility") pursuant to the procedures set forth in the Prospectus under the caption "The Exchange Offer -- Procedures for Tendering" by any financial institution that is a participant in the Book-Entry Transfer Facility and whose name appears on a security position listing as the owner of Series C Notes to the extent provided herein or (iii) tender of the Series C Notes is to be made according to the guaranteed delivery procedures described in the Prospectus under the caption "The Exchange Offer -- Guaranteed Delivery Procedures." See Instruction 2. Delivery of documents to the Book-Entry Transfer Facility does not constitute delivery to the Exchange Agent.

     Notwithstanding the foregoing, valid acceptance of the terms of the Exchange Offer may be effected by a participant in the Book-Entry Transfer Facility tendering Series C Notes through the Book-Entry Transfer Facility's Automated Tender Offer Program ("ATOP") where the Exchange Agent receives an Agent's Message prior to the Expiration Date. Accordingly, such participant must electronically transmit its acceptance to the Book-Entry Transfer Facility through ATOP, and then the Book-Entry Transfer Facility will edit and verify the acceptance, execute a book-entry delivery to the Exchange Agent's account at the Book-Entry Transfer Facility and send an Agent's Message to the Exchange Agent for its acceptance. By tendering through ATOP, participants in the Book-Entry Transfer Facility will expressly acknowledge receipt of this Letter of Transmittal and agree to be bound by its terms and the Company will be able to enforce such agreement against such Book-Entry Transfer Facility participants.

     The undersigned has completed, executed and delivered this Letter of Transmittal to indicate the action the undersigned desires to take with respect to the Exchange Offer. Holders who wish to tender their Series C Notes must complete this letter in its entirety.

[ ] CHECK HERE IF TENDERED NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE
    TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING:

  Name of Tendering Institution:
--------------------------------------------------------------------------------

  Account Number:
--------------------------------------------------------------------------------

  Transaction Code Number:
--------------------------------------------------------------------------------

  Principal Amount of Tendered Series C Notes:
           ---------------------------------------------------------------------

     If Holders desire to tender Series C Notes pursuant to the Exchange Offer and (i) time will not permit this Letter of Transmittal, certificates representing Series C Notes , an Agent's Message or other required documents to reach the Exchange Agent prior to the Expiration Date, or (ii) the procedures for book-entry transfer cannot be completed prior to the Expiration Date, such Holders may effect a tender of such Series C Notes in accordance with the guaranteed delivery procedures set forth in the Prospectus under the caption "The Exchange Offer -- Guaranteed Delivery Procedures." See Instruction 2 below.

[ ] CHECK HERE IF TENDERED NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF
    GUARANTEED DELIVERY DELIVERED TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING (SEE INSTRUCTION 2):

  Name of Registered or Acting Holder(s):
     ---------------------------------------------------------------------------

  Window Ticket No. (if any):
--------------------------------------------------------------------------------

  Date of Execution of Notice of Guaranteed Delivery:
                  --------------------------------------------------------------

  Name of Eligible Institution that Guaranteed Delivery:
                    ------------------------------------------------------------

  If Delivered by Book-Entry Transfer, the Account Number:
                         -------------------------------------------------------

  Transaction Code Number:
--------------------------------------------------------------------------------

[ ] CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE 10 ADDITIONAL
    COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.

 PLEASE NOTE: THE COMPANY HAS AGREED THAT, FOR A PERIOD OF 180 DAYS AFTER THE EXPIRATION DATE, IT WILL MAKE COPIES OF THE PROSPECTUS AVAILABLE TO ANY PARTICIPATING BROKER-DEALER FOR USE IN CONNECTION WITH RESALES OF THE EXCHANGE NOTES.

  Name:
--------------------------------------------------------------------------------

  Address:
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

  Attention:
--------------------------------------------------------------------------------

     List below the Series C Notes to which this Letter of Transmittal relates. If the space provided below is inadequate, the certificate numbers and principal amount of Series C Notes should be listed on a separate signed schedule affixed hereto.

   PLEASE READ THIS ENTIRE LETTER OF TRANSMITTAL CAREFULLY BEFORE COMPLETING

---------------------------------------------------------------------------------------------------------------------------------
                                                              BOX 1
                                                      DESCRIPTION OF NOTES
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                              PRINCIPAL AMOUNT
                                                                                     AGGREGATE PRINCIPAL     TENDERED (MUST BE
NAME(S) AND ADDRESS(ES) OF REGISTERED HOLDER(S)                   CERTIFICATE         AMOUNT REPRESENTED    AN INTEGRAL MULTIPLE
  (PLEASE FILL IN, IF BLANK)                                       NUMBER(S)*         BY CERTIFICATE(S)         OF $1,000)**
---------------------------------------------------------------------------------------------------------------------------------

                                                               ---------------------------------------------------------------

                                                               ---------------------------------------------------------------

                                                               ---------------------------------------------------------------
                                                                                            Total
---------------------------------------------------------------------------------------------------------------------------------
  * Need not be completed by Holders tendering by book-entry transfer.
 ** Unless indicated in the column labeled "Principal Amount Tendered," any tendering Holder of Series C Notes will be deemed to have tendered the entire aggregate principal amount represented by the column labeled "Aggregate Principal Amount Represented by Certificate(s)." If the space provided above is inadequate, list the certificate numbers and principal amounts on a separate signed schedule and affix the list to this Letter of Transmittal.
    The minimum permitted tender is $1,000 in principal amount of Series C Notes. All other tenders must be in integral multiples of $1,000.
---------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------
                        BOX 2
                 SPECIAL REGISTRATION
                     INSTRUCTIONS
            (SEE INSTRUCTIONS 4, 5 AND 6)

    To be completed ONLY if certificates for Series C Notes in a principal amount not tendered, or Exchange Notes issued in exchange for Series C Notes accepted for exchange, are to be issued in a name other than the name appearing in Box 1 above.

    Issue certificate(s) to:

    Name
    ----------------------------------------------
    (Please Print)

    Address
    ----------------------------------------------

    ----------------------------------------------
    (Include Zip Code)

    ----------------------------------------------
    (Tax Identification or Social Security Number)
------------------------------------------------------

------------------------------------------------------
                        BOX 3
                   SPECIAL DELIVERY
                     INSTRUCTIONS
            (SEE INSTRUCTIONS 4, 5 AND 6)

    To be completed ONLY if certificates for Series C Notes in a principal amount not tendered, or Exchange Notes issued in exchange for Series C Notes accepted for exchange, are to be sent to an address other than the address appearing in Box 1 above, or if Box 2 is filled in, to an address other than the address appearing in Box 2.

    Deliver certificate(s) to:

    Name
    ----------------------------------------------
    (Please Print)

    Address
    ----------------------------------------------

    ----------------------------------------------
    (Include Zip Code)

    ----------------------------------------------
    (Tax Identification or Social Security Number)
------------------------------------------------------

--------------------------------------------------------------------
                               BOX 4
                        BROKER-DEALER STATUS

    [ ]  Check this box if the Beneficial Owner of the Series C
    Notes is a Participating Broker-Dealer and such
         Participating Broker-Dealer acquired the Series C Notes
         for its own account as a result of market-making
         activities or other trading activities. IF THIS BOX IS
         CHECKED, PLEASE SEND A COPY OF THIS LETTER OF
         TRANSMITTAL TO JOAN M. FIORITO, CHIEF FINANCIAL
         OFFICER, VIA FACSIMILE: (619) 292-4125.
--------------------------------------------------------------------

                    NOTE: SIGNATURES MUST BE PROVIDED BELOW
                PLEASE READ ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

     Subject to the terms and conditions of the Exchange Offer, the undersigned hereby tenders to the Company, the principal amount of Series C Notes indicated above.

     Subject to and effective upon the acceptance for exchange of the principal amount of Series C Notes tendered in accordance with this Letter of Transmittal, the undersigned sells, assigns and transfers to, or upon the order of, the Company all right, title and interest in and to the Series C Notes tendered hereby. The undersigned hereby irrevocably constitutes and appoints the Exchange Agent its agent and attorney-in-fact (with full knowledge that the Exchange Agent also acts as the agent of the Company) with respect to the tendered Series C Notes with the full power of substitution to (i) present such Series C Notes and all evidences of transfer and authenticity to, or transfer ownership of, such Series C Notes on the account books maintained by the Book-Entry Transfer Facility to, or upon, the order of, the Company, (ii) deliver certificates for such Series C Notes to the Company and deliver all accompanying evidences of transfer and authenticity to, or upon the order of, the Company and (iii) present such Series C Notes for transfer on the books of the Company and receive all benefits and otherwise exercise all rights of beneficial ownership of such Series C Notes, all in accordance with the terms of the Exchange Offer.

     The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Series C Notes tendered hereby and that the Company will acquire good, valid and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claims, when the same are acquired by the Company. The undersigned hereby further represents that any Exchange Notes acquired in exchange for Series C Notes tendered hereby will have been acquired in the ordinary course of business of the person receiving such Exchange Notes, whether or not such person is the undersigned, that neither the undersigned nor any other such person has any arrangement or understanding with any person to participate in the distribution of such Exchange Notes and that neither the undersigned nor any such other person is an "affiliate," as defined in Rule 405 under the Securities Act, of the Company. In addition, the undersigned and any such person acknowledge that (a) any person participating in the Exchange Offer for the purpose of distributing the Exchange Notes must, in the absence of an exemption therefrom, comply with the registration and prospectus delivery requirements of the Securities Act in connection with a secondary resale of the Exchange Notes and cannot rely on the position of the staff of the Securities and Exchange Commission enunciated in no-action letters and (b) failure to comply with such requirements in such instance could result in the undersigned or such person incurring liability under the Securities Act for which the undersigned or such person is not indemnified by the Company. The undersigned will, upon request, execute and deliver any additional documents deemed by the Exchange Agent or the Company to be necessary or desirable to complete the assignment, transfer and purchase of the Series C Notes tendered hereby. If the undersigned is not a broker-dealer, the undersigned represents that it is not engaged in and does not intend to engage in, a distribution of Exchange Notes. If the undersigned is a broker-dealer that will receive Exchange Notes for its own account in exchange for Series C Notes that were acquired as a result of market-making activities or other trading activities, it acknowledges that it will deliver a Prospectus in connection with any resale of such Exchange Notes, however, by so acknowledging and by delivering a Prospectus, the undersigned will not be deemed to admit that it is an "underwriter" the meaning of the Securities Act. Unless otherwise notified in accordance with the instructions set forth herein in Box 4 under "Broker-Dealer Status," the Company will assume that the undersigned is not a Participating Broker-Dealer.

     For purposes of the Exchange Offer, the Company shall be deemed to have accepted validly tendered Series C Notes when, as and if the Company has given notice thereof to the Exchange Agent (such notice if given orally, to be confirmed in writing).

     If any Series C Notes tendered herewith are not accepted for exchange pursuant to the Exchange Offer for any reason, certificates for any such unaccepted Series C Notes will be returned, without expense, to the undersigned at the address shown below or to a different address as may be indicated herein in Box 3 under "Special Delivery Instructions" as promptly as practicable after the Expiration Date.

     All authority conferred or agreed to be conferred by this Letter of Transmittal shall survive the death, incapacity or dissolution of the undersigned, and every obligation of the undersigned under this Letter of Transmittal shall be binding upon the undersigned's heirs, personal representative, successors and assigns.

     The undersigned understands that tenders of Series C Notes pursuant to the procedures described under the caption "The Exchange Offer -- Procedures for Tendering" in the Prospectus and in the instructions hereto will constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions of the Exchange Offer, subject only to withdrawal of such tenders on the terms set forth in the Prospectus under the caption "The Exchange Offer -- Withdrawal of Tenders."

     Unless otherwise indicated in Box 2 under "Special Registration Instructions," please issue the certificates representing the Exchange Notes issued in exchange for the Series C Notes accepted for exchange and any certificates for Series C Notes not tendered or not exchanged, in the name(s) of the registered holder of the Series C Notes appearing in Box 1 above. Similarly, unless otherwise indicated in Box 3 under "Special Delivery Instructions," please send the certificates, if any, representing the Exchange Notes issued in exchange for the Series C Notes accepted for exchange and any certificates for Series C Notes not tendered or not exchanged (and accompanying documents, as appropriate) to the undersigned at the address shown below in the undersigned's signature(s). In the event that the box entitled "Special Registration Instructions" and the box entitled "Special Delivery Instructions" both are completed, please issue the certificates representing the Exchange Notes issued in exchange for the Series C Notes accepted for exchange in the name(s) of, and return any certificates for Series C Notes not tendered or not exchanged to, the person(s) so indicated. The undersigned understands that the Company has no obligation pursuant to the "Special Registration Instructions" and "Special Delivery Instructions" to transfer any Series C Notes from the name of the registered Holder(s) thereof if the Company does not accept for exchange any of the Series C Notes so tendered.

     Holders who wish to tender their Series C Notes and (i) whose Series C Notes are not immediately available or (ii) who cannot deliver the Series C Notes, an Agent's Message, this Letter of Transmittal or any other documents required hereby to the Exchange Agent prior to the Expiration Date, may tender their Series C Notes according to the guaranteed delivery procedures set forth in the Prospectus under the caption "The Exchange Offer -- Guaranteed Delivery Procedures." See Instruction 2.

     The lines below must be signed by the registered holder(s) exactly as their name(s) appear(s) on the Series C Notes or by person(s) authorized to become registered holder(s) by a properly completed bond power from the registered holder(s), a copy of which must be transmitted with this Letter of Transmittal. If Series C Notes to which this Letter of Transmittal relate are held of record by two or more joint holders, then all such holders must sign this Letter of Transmittal.
--------------------------------------------------------------------------------

                                   SIGNATURES

x
-----------------------------------------------------------          -------------
                                                                          Date
x
-----------------------------------------------------------          -------------
                                                                          Date

Area Code and Telephone Number:
                                --------------------------------------------------

       If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, then such person must (i) set forth his or her full title below and (ii) submit evidence satisfactory to the Company of such person's authority so to act. See Instruction 5.

  Name(s):
                                    (PLEASE PRINT)

  Capacity:
  Address:
                                  (INCLUDE ZIP CODE)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                         MEDALLION SIGNATURE GUARANTEE
                         (IF REQUIRED BY INSTRUCTION 5)
        CERTAIN SIGNATURES MUST BE GUARANTEED BY AN ELIGIBLE INSTITUTION

  Signature(s) Guaranteed by an Eligible Institution:
                                               (AUTHORIZED SIGNATURE)

  ----------------------------------------------------------------------------
                                    (TITLE)

  ----------------------------------------------------------------------------
                                 (NAME OF FIRM)

  ----------------------------------------------------------------------------
                          (ADDRESS, INCLUDE ZIP CODE)

  ----------------------------------------------------------------------------
                        (AREA CODE AND TELEPHONE NUMBER)
  Dated
--------------------------------------------------------------------------------

                                  INSTRUCTIONS

                    FORMING PART OF THE TERMS AND CONDITIONS
                             OF THE EXCHANGE OFFER

     1. DELIVERY OF THIS LETTER OF TRANSMITTAL AND CERTIFICATES FOR SERIES C NOTES OR BOOK-ENTRY CONFIRMATIONS. Certificates representing the tendered Series C Notes (or a confirmation of book-entry transfer of such Series C Notes into the Exchange Agent's account with the Book-Entry Transfer Facility), as well as a properly completed and duly executed copy of this Letter of Transmittal (or, in the case of a book-entry transfer, an Agent's Message), a Substitute Form W-9 and any other documents required by this Letter of Transmittal must be received by the Exchange Agent at its address set forth herein prior to the Expiration Date. The method of delivery of certificates for Series C Notes and all other required documents is at the election and sole risk of the tendering holder and delivery will be deemed made only when actually received by the Exchange Agent. If delivery is by mail, registered mail with return receipt requested, properly insured, is recommended. As an alternative to delivery by mail, the holder may wish to use an overnight or hand delivery service. In all cases, sufficient time should be allowed to assure timely delivery. Neither the Company nor the Exchange Agent is under an obligation to notify any tendering holder of the Company's acceptance of tendered Series C Notes prior to the completion of the Exchange Offer.

     2. GUARANTEED DELIVERY PROCEDURES. Holders who wish to tender their Series C Notes but whose Series C Notes are not immediately available and who cannot deliver their certificates for Series C Notes (or comply with the procedures for book-entry transfer prior to the Expiration Date), the Letter of Transmittal and any other documents required by the Letter of Transmittal to the Exchange Agent prior to the Expiration Date must tender their Series C Notes according to the guaranteed delivery procedures set forth below. Pursuant to such procedures:

          (i) such tender must be made by or through a firm which is a member of a registered national securities exchange or of the National Association of Securities Dealers, Inc., or a commercial bank or trust company having an office or correspondent in the United States (an "Eligible Institution");

          (ii) prior to the Expiration Date, the Exchange Agent must have received from the holder and the Eligible Institution a properly completed and duly executed Notice of Guaranteed Delivery (by facsimile transmission, mail, or hand delivery) setting forth the name and address of the holder, the certificate number or numbers of the tendered Series C Notes, and the principal amount of tendered Series C Notes and stating that the tender is being made thereby and guaranteeing that, within three New York Stock Exchange trading days after the Expiration Date, the Letter of Transmittal (or facsimile thereof) (or, in the case of a book-entry transfer, an Agent's Message), together with the tendered Series C Notes (or a confirmation of book-entry transfer of such Series C Notes into the Exchange Agent's account with the Book-Entry Transfer Facility) and any other required documents will be deposited by the Eligible Institution with the Exchange Agent; and

          (iii) the certificates representing the tendered Series C Notes in proper form for transfer (or a confirmation of book-entry transfer of such Series C Notes into the Exchange Agent's account with the Book-Entry Transfer Facility), together with this Letter of Transmittal (or facsimile thereof), properly completed and duly executed, with any required signature guarantees (or, in the case of a book-entry transfer, an Agent's Message) and all other documents required by the Letter of Transmittal must be received by the Exchange Agent within three New York Stock Exchange trading days after the Expiration Date.

     Failure to complete the guaranteed delivery procedures outlined above will not, of itself, affect the validity or effect a revocation of any Letter of Transmittal form properly completed and executed by a Holder who attempted to use the guaranteed delivery procedure.

     3. TENDER BY HOLDER. Only a registered holder of Series C Notes may tender such Series C Notes in the Exchange Offer. Any beneficial owner of Series C Notes who is not the registered holder and who wishes to tender should arrange with such Holder to execute and deliver this Letter of Transmittal on such owner's behalf or must, prior to completing and executing this Letter of Transmittal and delivering such Series C Notes, either make appropriate arrangements to register ownership of the Series C Notes in such owner's name or obtain a properly completed bond power from the registered holder.

     4. PARTIAL TENDERS. Tenders of Series C Notes will be accepted only in integral multiples of $1,000 in principal amount. If less than the entire principal amount of Series C Notes is tendered, the tendering holder should fill in the principal amount tendered in the column labeled "Principal Amount Tendered" of the box entitled "Description of Series C Notes" (Box 1) above. The entire principal amount of Series C Notes delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated. If the entire principal amount of Series C Notes is not tendered, Series C Notes for the principal amount of Series C Notes not tendered and Exchange Notes exchanged for any Series C Notes tendered will be sent to the holder at his or her registered address, unless a different address is provided in the appropriate box on this Letter of Transmittal, as soon as practicable following the Expiration Date.

     5. SIGNATURES ON THE LETTER OF TRANSMITTAL; BOND POWERS AND ENDORSEMENTS; MEDALLION GUARANTEE OF SIGNATURE. If this Letter of Transmittal is signed by the registered holder(s) of the Series C Notes tendered herewith, the signatures must correspond with the name(s) as written on the face of the tendered Series C Notes without alteration, enlargement, or any change whatsoever.

     If any of the tendered Series C Notes are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal. If any tendered Series C Notes are held in different names on several Series C Notes, it will be necessary to complete, sign, and submit as many separate copies of the Letter of Transmittal documents as there are names in which tendered Series C Notes are held.

     If this Letter of Transmittal is signed by the registered holder, and Exchange Notes are to be issued and any untendered or unaccepted principal amount of Series C Notes are to be reissued or returned to the registered holder, then, the registered holder need not and should not endorse any tendered Series C Notes nor provide a separate bond power. In any other case, the registered holder must either properly endorse the Series C Notes tendered or transmit a properly completed separate bond power with this Letter of Transmittal (executed exactly as the name(s) of the registered holder(s) appear(s) on such Series C Notes), with the signature(s) on the endorsement or bond power guaranteed by an Eligible Institution unless such certificates or bond powers are signed by an Eligible Institution.

     If this Letter of Transmittal or any Series C Notes or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations, or others acting in a fiduciary or representative capacity, such persons should so indicate when signing and evidence satisfactory to the Company of their authority to so act must be submitted with this Letter of Transmittal.

     No medallion signature guarantee is required if this Letter of Transmittal is signed by the registered holder(s) of the Series C Notes tendered herewith and the Exchange Notes (and any Series C Notes not tendered or not accepted) are to be issued directly to such registered holder(s) and neither the "Special Registration Instructions" (Box 2) nor the "Special Delivery Instructions" (Box
3) has been completed. In all other cases, all signatures on this Letter of Transmittal must be guaranteed by an Eligible Institution.

     6. SPECIAL REGISTRATION AND DELIVERY INSTRUCTIONS. Tendering holders should indicate, in the applicable box, the name and address in which the Exchange Notes and/or substitute Series C Notes for principal amounts not tendered or not accepted for exchange are to be sent, if different from the name and address or account of the person signing this Letter of Transmittal. In the case of issuance in a different name, the employer identification number or social security number of the person named must also be indicated and the tendering holders should complete the applicable box.

     If no such instructions are given, the Exchange Notes (and any Series C Notes not tendered or not accepted) will be issued in the name of and sent to the registered holder of the Series C Notes.

     7. TRANSFER TAXES. The Company will pay all transfer taxes, if any, applicable to the sale and transfer of Series C Notes to it or its order pursuant to the Exchange Offer. If, however, a transfer tax is imposed for any reason other than the transfer and sale of Series C Notes to the Company or its order pursuant to the Exchange Offer, then the amount of any such transfer taxes (whether imposed on the registered holder or on any other person) will be payable by the tendering holder. If satisfactory evidence of payment of such taxes or exemption from taxes therefrom is not submitted with this Letter of Transmittal, the amount of transfer taxes will be billed directly to such tendering holder.

     Except as provided in this Instruction 7, it will not be necessary for transfer tax stamps to be affixed to the Series C Notes listed in this Letter of Transmittal.

     8. TAX IDENTIFICATION NUMBER. Federal income tax law required that a holder of any Series C Notes which are accepted for exchange must provide the Company (as payor) with its correct taxpayer identification number ("TIN"), which, in the case of a holder who is an individual, is his or her social security number. If the Company is not provided with the correct TIN, the Holder may be subject to a $50 penalty imposed by Internal Revenue Service. (If withholding results in an over-payment of taxes, a refund may be obtained.) Certain holders (including, among other, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. See the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional instructions.

     To prevent backup withholding, each tendering holder must provide such holder's correct TIN by completing the Substitute Form W-9 set forth herein, certifying that the TIN provided is correct (or that such holder is awaiting a TIN), and that (i) the holder has not been notified by the Internal Revenue Service that such holder is subject to backup withholding as a result of failure to report a interest or dividends or (ii) the Internal Revenue Service has notified the holder that such holder is no longer subject to backup withholding. If the Series C Notes are registered in more than one name or are not in the name of the actual owner, see the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for information on which TIN to report.

     The Company reserves the right in its sole discretion to take whatever steps are necessary to comply with the Company's obligation regarding backup withholding.

     9. VALIDITY OF TENDERS. All questions as to the validity, form, eligibility (including time of receipt), and acceptance of tendered Series C Notes will be determined by the Company, in its sole discretion, which determination will be final and binding. The Company reserves the right to reject any and all Series C Notes not validly tendered or any Series C Notes, the Company's acceptance of which would, in the opinion of the Company or its counsel, be unlawful. The Company also reserves the right to waive any conditions of the Exchange Offer or defects or irregularities in tenders of Series C Notes as to any ineligibility of any holder who seeks to tender Series C Notes in the Exchange Offer. The interpretation of the terms and conditions of the Exchange Offer (including this Letter of Transmittal and the instructions hereto) by the Company shall be final and binding on all parties. Unless waived, any defects or irregularities in connection with tenders of Series C Notes must be cured within such time as the Company shall determine. The Company will use reasonable efforts to give notification of defects or irregularities with respect to tenders of Series C Notes, but shall not incur any liability for failure to give such notification.

     10. WAIVER OF CONDITIONS. The Company reserves the absolute right to amend, waive, or modify specified conditions in the Exchange Offer in the case of any tendered Series C Notes.

     11. NO CONDITIONAL TENDER. No alternative, conditional, irregular, or contingent tender of Series C Notes will be accepted.

     12. MUTILATED, LOST, STOLEN, OR DESTROYED SERIES C NOTES. Any tendering holder whose Series C Notes have been mutilated, lost, stolen, or destroyed should contact the Exchange Agent at the address indicated above for further instruction.

     13. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES. Requests for information and for additional copies of the Prospectus may be directed to the Exchange Agent at the address set forth on the first page of this Letter of Transmittal. Holders may also contact their broker, dealer, commercial bank, trust company, or other nominee for assistance concerning the Exchange Offer.

     14. ACCEPTANCE OF TENDERED SERIES C NOTES AND ISSUANCE OF EXCHANGE NOTES; RETURN OF NOTES. Subject to the terms and conditions of the Exchange Offer, the Company will accept for exchange all validly tendered Series C Notes as soon as practicable after the Expiration Date and will issue Exchange Notes therefor as soon as practicable thereafter. For purposes of the Exchange Offer, the Company shall be deemed to have accepted tendered Series C Notes when, as and if the Company has given notice thereof to the Exchange Agent (such notice if given orally, to be confirmed in writing). If any tendered Series C Notes are not exchanged pursuant to the Exchange Offer for any reason, such unexchanged Series C Notes will be returned, without expense, to the undersigned at the address shown above or at a different address as may be indicated under "Special Delivery Instructions."

     15. WITHDRAWAL. Tenders may be withdrawn only pursuant to the limited withdrawal rights set forth in the Prospectus under the caption "The Exchange Offer -- Withdrawal of Tenders."

-----------------------------------------------------------------------------------------------------------------------------------
PAYORS' NAMES: TRANSWESTERN PUBLISHING COMPANY LLC
TWP CAPITAL CORP. II
-----------------------------------------------------------------------------------------------------------------------------------
 SUBSTITUTE                         PART 1 -- PLEASE PROVIDE YOUR TAXPAYER              Social Security Number
 FORM W-9                           IDENTIFICATION NUMBER ("TIN") IN THE BOX AT RIGHT   or TIN
 DEPARTMENT OF THE TREASURY         AND CERTIFY BY SIGNING AND DATING BELOW
 INTERNAL REVENUE SERVICE                                                               ________/________/________
                                    ----------------------------------------------------------------------------------------------
 PAYER'S REQUEST FOR                PART 2 -- Check the box if you are NOT subject to backup withholding under the provisions of
 TAXPAYER IDENTIFICATION            section 3408(a)(1)(C) of the Internal Revenue Code because (1) you have not been notified that
 NUMBER (TIN)                       you are subject to backup withholding as a result of failure to report all interest of dividends or (2) the Internal Revenue Service has notified you that you are no longer subject
                                    to backup withholding.                      [ ]
                                    ----------------------------------------------------------------------------------------------
                                    CERTIFICATION -- UNDER THE PENALTIES OF PERJURY, I CERTIFY THAT THE
                                    INFORMATION PROVIDED ON THIS FORM IS TRUE, CORRECT AND COMPLETE.
                                    SIGNATURE  DATE ----------------                                        PART 3 --
                                                                                                            Awaiting TIN ,  [ ]
                                    ----------------------------------------------------------------------------------------------
                                    Name (if joint names, list first and circle the name of the person or entity whose number you enter in Part I below. See instructions if your name has changed.)

                                    ----------------------------------------------------------------------------------------------
                                    Address
                                   ----------------------------------------------------------------------------------------------
                                    City, State and ZIP Code
                                   ----------------------------------------------------------------------------------------------
                                    List account number(s) here (optional)

-----------------------------------------------------------------------------------------------------------------------------------
NOTE:  FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 31% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE
       EXCHANGE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM
       W-9 FOR ADDITIONAL DETAILS.

                             LETTER OF TRANSMITTAL
                             TO TENDER FOR EXCHANGE
               SERIES B 9 5/8 SENIOR SUBORDINATED NOTES DUE 2007
                                       OF

                      TRANSWESTERN PUBLISHING COMPANY LLC
                              TWP CAPITAL CORP. II
                PURSUANT TO THE PROSPECTUS DATED MARCH    , 1999

      THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON
                        APRIL   , 1999 UNLESS EXTENDED.

              TO: WILMINGTON TRUST COMPANY (THE "EXCHANGE AGENT")

   By Registered or Certified Mail or Overnight                          By Hand:
                     Courier:
             Wilmington Trust Company                            Wilmington Trust Company
                Rodney Square North                     c/o Harris Trust Co. of New York, as Agent
             1100 North Market Street                           88 Pine Street, 19th Floor
            Wilmington, Delaware 19890                               Wall Street Plaza
         Attn: Corporate Trust Operations                        New York, New York 10005
                                                             Attn: Corporate Trust Operations

                                 By Facsimile:
                        (For Eligible Institutions only)
                                 (302) 651-1079

                             Confirm by telephone:
                                 (302) 651-1562
                                  Kristin Long

     DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF THIS LETTER OF TRANSMITTAL VIA A FACSIMILE NUMBER OTHER THAN THE ONE LISTED ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

     The instructions accompanying this Letter of Transmittal should be read carefully before this Letter of Transmittal is completed.

     The undersigned acknowledges receipt of the Prospectus, dated March   ,
1999 (the "Prospectus") of TransWestern Publishing Company LLC and TWP Capital Corp. II (collectively, the "Company") and the related Letter of Transmittal (the "Letter of Transmittal"), which together describe the Company's offer (the "Exchange Offer") to exchange $1,000 principal amount of its Series D 9 5/8 Senior Subordinated Notes due 2007 (the "Exchange Notes"), which have been registered under the Securities Act of 1933, as amended (the "Securities Act"), pursuant to a Registration Statement, for each $1,000 principal amount of its outstanding Series B 9 5/8 Senior Subordinated Notes due 2007 (the "Series B Notes"), of which $100,000,000 principal amount is outstanding, and its outstanding Series C 9 5/8 Senior Subordinated Notes due 2007 (the "Series C Notes"), of which $40,000,000 principal amount is outstanding. The term
"Expiration Date" shall mean 5:00 p.m., New York City time, on April   , 1999,
unless the Company, in its sole discretion, extends the Exchange Offer, in which case the term shall mean the latest date and time to which the Exchange Offer is extended. The term "Holder" with respect to the Exchange Offer means any person in whose name Series B Notes are registered on the books of the Company or any other person who has obtained a properly completed bond power from the registered holder. Capitalized terms used but not defined herein have the respective meanings set forth in the Prospectus.

     This Letter of Transmittal is to be used by holders of Series B Notes if
(i) certificates representing the Series B Notes are to be physically delivered to the Exchange Agent herewith, (ii) tender of the Series B Notes is to be made by book-entry transfer to the Exchange Agent's account at The Depository Trust Company (the "Book-Entry Transfer Facility") pursuant to the procedures set forth in the Prospectus under the caption "The Exchange Offer -- Procedures for Tendering" by any financial institution that is a participant in the Book-Entry Transfer Facility and whose name appears on a security position listing as the owner of Series B Notes to the extent provided herein or (iii) tender of the Series B Notes is to be made according to the guaranteed delivery procedures described in the Prospectus under the caption "The Exchange Offer -- Guaranteed Delivery Procedures." See Instruction 2. Delivery of documents to the Book-Entry Transfer Facility does not constitute delivery to the Exchange Agent.

     Notwithstanding the foregoing, valid acceptance of the terms of the Exchange Offer may be effected by a participant in the Book-Entry Transfer Facility tendering Series B Notes through the Book-Entry Transfer Facility's Automated Tender Offer Program ("ATOP") where the Exchange Agent receives an Agent's Message prior to the Expiration Date. Accordingly, such participant must electronically transmit its acceptance to the Book-Entry Transfer Facility through ATOP, and then the Book-Entry Transfer Facility will edit and verify the acceptance, execute a book-entry delivery to the Exchange Agent's account at the Book-Entry Transfer Facility and send an Agent's Message to the Exchange Agent for its acceptance. By tendering through ATOP, participants in the Book-Entry Transfer Facility will expressly acknowledge receipt of this Letter of Transmittal and agree to be bound by its terms and the Company will be able to enforce such agreement against such Book-Entry Transfer Facility participants.

     The undersigned has completed, executed and delivered this Letter of Transmittal to indicate the action the undersigned desires to take with respect to the Exchange Offer. Holders who wish to tender their Series B Notes must complete this letter in its entirety.

[ ] CHECK HERE IF TENDERED NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE
    TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING:

  Name of Tendering Institution:
--------------------------------------------------------------------------------

  Account Number:
--------------------------------------------------------------------------------

  Transaction Code Number:
--------------------------------------------------------------------------------

  Principal Amount of Tendered Series B Notes:
           ---------------------------------------------------------------------

     If Holders desire to tender Series B Notes pursuant to the Exchange Offer and (i) time will not permit this Letter of Transmittal, certificates representing Series B Notes , an Agent's Message or other required documents to reach the Exchange Agent prior to the Expiration Date, or (ii) the procedures for book-entry transfer cannot be completed prior to the Expiration Date, such Holders may effect a tender of such Series B Notes in accordance with the guaranteed delivery procedures set forth in the Prospectus under the caption "The Exchange Offer -- Guaranteed Delivery Procedures." See Instruction 2 below.

[ ] CHECK HERE IF TENDERED NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF
    GUARANTEED DELIVERY DELIVERED TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING (SEE INSTRUCTION 2):

  Name of Registered or Acting Holder(s):
     ---------------------------------------------------------------------------

  Window Ticket No. (if any):
--------------------------------------------------------------------------------

  Date of Execution of Notice of Guaranteed Delivery:
                  --------------------------------------------------------------

  Name of Eligible Institution that Guaranteed Delivery:
                    ------------------------------------------------------------

  If Delivered by Book-Entry Transfer, the Account Number:
                         -------------------------------------------------------

  Transaction Code Number:
--------------------------------------------------------------------------------

[ ] CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE 10 ADDITIONAL
    COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.

 PLEASE NOTE: THE COMPANY HAS AGREED THAT, FOR A PERIOD OF 180 DAYS AFTER THE EXPIRATION DATE, IT WILL MAKE COPIES OF THE PROSPECTUS AVAILABLE TO ANY PARTICIPATING BROKER-DEALER FOR USE IN CONNECTION WITH RESALES OF THE EXCHANGE NOTES.

  Name:
--------------------------------------------------------------------------------

  Address:
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

  Attention:
--------------------------------------------------------------------------------

     List below the Series B Notes to which this Letter of Transmittal relates. If the space provided below is inadequate, the certificate numbers and principal amount of Series B Notes should be listed on a separate signed schedule affixed hereto.

   PLEASE READ THIS ENTIRE LETTER OF TRANSMITTAL CAREFULLY BEFORE COMPLETING

---------------------------------------------------------------------------------------------------------------------------------
                                                              BOX 1
                                                      DESCRIPTION OF NOTES
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                              PRINCIPAL AMOUNT
                                                                                     AGGREGATE PRINCIPAL     TENDERED (MUST BE
NAME(S) AND ADDRESS(ES) OF REGISTERED HOLDER(S)                   CERTIFICATE         AMOUNT REPRESENTED    AN INTEGRAL MULTIPLE
  (PLEASE FILL IN, IF BLANK)                                       NUMBER(S)*         BY CERTIFICATE(S)         OF $1,000)**
---------------------------------------------------------------------------------------------------------------------------------

                                                               ---------------------------------------------------------------

                                                               ---------------------------------------------------------------

                                                               ---------------------------------------------------------------
                                                                                            Total
---------------------------------------------------------------------------------------------------------------------------------
  * Need not be completed by Holders tendering by book-entry transfer.
 ** Unless indicated in the column labeled "Principal Amount Tendered," any tendering Holder of Series B Notes will be deemed to have tendered the entire aggregate principal amount represented by the column labeled "Aggregate Principal Amount Represented by Certificate(s)." If the space provided above is inadequate, list the certificate numbers and principal amounts on a separate signed schedule and affix the list to this Letter of Transmittal.
    The minimum permitted tender is $1,000 in principal amount of Series B Notes. All other tenders must be in integral multiples of $1,000.
---------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------
                        BOX 2
                 SPECIAL REGISTRATION
                     INSTRUCTIONS
            (SEE INSTRUCTIONS 4, 5 AND 6)

    To be completed ONLY if certificates for Series B Notes in a principal amount not tendered, or Exchange Notes issued in exchange for Series B Notes accepted for exchange, are to be issued in a name other than the name appearing in Box 1 above.

    Issue certificate(s) to:

    Name
    ----------------------------------------------
    (Please Print)

    Address
    ----------------------------------------------

    ----------------------------------------------
    (Include Zip Code)

    ----------------------------------------------
    (Tax Identification or Social Security Number)
------------------------------------------------------

------------------------------------------------------
                        BOX 3
                   SPECIAL DELIVERY
                     INSTRUCTIONS
            (SEE INSTRUCTIONS 4, 5 AND 6)

    To be completed ONLY if certificates for Series B Notes in a principal amount not tendered, or Exchange Notes issued in exchange for Series B Notes accepted for exchange, are to be sent to an address other than the address appearing in Box 1 above, or if Box 2 is filled in, to an address other than the address appearing in Box 2.

    Deliver certificate(s) to:

    Name
    ----------------------------------------------
    (Please Print)

    Address
    ----------------------------------------------

    ----------------------------------------------
    (Include Zip Code)

    ----------------------------------------------
    (Tax Identification or Social Security Number)
------------------------------------------------------

--------------------------------------------------------------------
                               BOX 4
                        BROKER-DEALER STATUS

    [ ]  Check this box if the Beneficial Owner of the Series B
    Notes is a Participating Broker-Dealer and such
         Participating Broker-Dealer acquired the Series B Notes
         for its own account as a result of market-making
         activities or other trading activities. IF THIS BOX IS
         CHECKED, PLEASE SEND A COPY OF THIS LETTER OF
         TRANSMITTAL TO JOAN M. FIORITO, CHIEF FINANCIAL
         OFFICER, VIA FACSIMILE: (619) 292-4125.
--------------------------------------------------------------------

                    NOTE: SIGNATURES MUST BE PROVIDED BELOW
                PLEASE READ ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

     Subject to the terms and conditions of the Exchange Offer, the undersigned hereby tenders to the Company, the principal amount of Series B Notes indicated above.

     Subject to and effective upon the acceptance for exchange of the principal amount of Series B Notes tendered in accordance with this Letter of Transmittal, the undersigned sells, assigns and transfers to, or upon the order of, the Company all right, title and interest in and to the Series B Notes tendered hereby. The undersigned hereby irrevocably constitutes and appoints the Exchange Agent its agent and attorney-in-fact (with full knowledge that the Exchange Agent also acts as the agent of the Company) with respect to the tendered Series B Notes with the full power of substitution to (i) present such Series B Notes and all evidences of transfer and authenticity to, or transfer ownership of, such Series B Notes on the account books maintained by the Book-Entry Transfer Facility to, or upon, the order of, the Company, (ii) deliver certificates for such Series B Notes to the Company and deliver all accompanying evidences of transfer and authenticity to, or upon the order of, the Company and (iii) present such Series B Notes for transfer on the books of the Company and receive all benefits and otherwise exercise all rights of beneficial ownership of such Series B Notes, all in accordance with the terms of the Exchange Offer.

     The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Series B Notes tendered hereby and that the Company will acquire good, valid and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claims, when the same are acquired by the Company. The undersigned hereby further represents that any Exchange Notes acquired in exchange for Series B Notes tendered hereby will have been acquired in the ordinary course of business of the person receiving such Exchange Notes, whether or not such person is the undersigned, that neither the undersigned nor any other such person has any arrangement or understanding with any person to participate in the distribution of such Exchange Notes and that neither the undersigned nor any such other person is an "affiliate," as defined in Rule 405 under the Securities Act, of the Company. In addition, the undersigned and any such person acknowledge that (a) any person participating in the Exchange Offer for the purpose of distributing the Exchange Notes must, in the absence of an exemption therefrom, comply with the registration and prospectus delivery requirements of the Securities Act in connection with a secondary resale of the Exchange Notes and cannot rely on the position of the staff of the Securities and Exchange Commission enunciated in no-action letters and (b) failure to comply with such requirements in such instance could result in the undersigned or such person incurring liability under the Securities Act for which the undersigned or such person is not indemnified by the Company. The undersigned will, upon request, execute and deliver any additional documents deemed by the Exchange Agent or the Company to be necessary or desirable to complete the assignment, transfer and purchase of the Series B Notes tendered hereby. If the undersigned is not a broker-dealer, the undersigned represents that it is not engaged in and does not intend to engage in, a distribution of Exchange Notes. If the undersigned is a broker-dealer that will receive Exchange Notes for its own account in exchange for Series B Notes that were acquired as a result of market-making activities or other trading activities, it acknowledges that it will deliver a Prospectus in connection with any resale of such Exchange Notes, however, by so acknowledging and by delivering a Prospectus, the undersigned will not be deemed to admit that it is an "underwriter" the meaning of the Securities Act. Unless otherwise notified in accordance with the instructions set forth herein in Box 4 under "Broker-Dealer Status," the Company will assume that the undersigned is not a Participating Broker-Dealer.

     For purposes of the Exchange Offer, the Company shall be deemed to have accepted validly tendered Series B Notes when, as and if the Company has given notice thereof to the Exchange Agent (such notice if given orally, to be confirmed in writing).

     If any Series B Notes tendered herewith are not accepted for exchange pursuant to the Exchange Offer for any reason, certificates for any such unaccepted Series B Notes will be returned, without expense, to the undersigned at the address shown below or to a different address as may be indicated herein in Box 3 under "Special Delivery Instructions" as promptly as practicable after the Expiration Date.

     All authority conferred or agreed to be conferred by this Letter of Transmittal shall survive the death, incapacity or dissolution of the undersigned, and every obligation of the undersigned under this Letter of Transmittal shall be binding upon the undersigned's heirs, personal representative, successors and assigns.

     The undersigned understands that tenders of Series B Notes pursuant to the procedures described under the caption "The Exchange Offer -- Procedures for Tendering" in the Prospectus and in the instructions hereto will constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions of the Exchange Offer, subject only to withdrawal of such tenders on the terms set forth in the Prospectus under the caption "The Exchange Offer -- Withdrawal of Tenders."

     Unless otherwise indicated in Box 2 under "Special Registration Instructions," please issue the certificates representing the Exchange Notes issued in exchange for the Series B Notes accepted for exchange and any certificates for Series B Notes not tendered or not exchanged, in the name(s) of the registered holder of the Series B Notes appearing in Box 1 above. Similarly, unless otherwise indicated in Box 3 under "Special Delivery Instructions," please send the certificates, if any, representing the Exchange Notes issued in exchange for the Series B Notes accepted for exchange and any certificates for Series B Notes not tendered or not exchanged (and accompanying documents, as appropriate) to the undersigned at the address shown below in the undersigned's signature(s). In the event that the box entitled "Special Registration Instructions" and the box entitled "Special Delivery Instructions" both are completed, please issue the certificates representing the Exchange Notes issued in exchange for the Series B Notes accepted for exchange in the name(s) of, and return any certificates for Series B Notes not tendered or not exchanged to, the person(s) so indicated. The undersigned understands that the Company has no obligation pursuant to the "Special Registration Instructions" and "Special Delivery Instructions" to transfer any Series B Notes from the name of the registered Holder(s) thereof if the Company does not accept for exchange any of the Series B Notes so tendered.

     Holders who wish to tender their Series B Notes and (i) whose Series B Notes are not immediately available or (ii) who cannot deliver the Series B Notes, an Agent's Message, this Letter of Transmittal or any other documents required hereby to the Exchange Agent prior to the Expiration Date, may tender their Series B Notes according to the guaranteed delivery procedures set forth in the Prospectus under the caption "The Exchange Offer -- Guaranteed Delivery Procedures." See Instruction 2.

     The lines below must be signed by the registered holder(s) exactly as their name(s) appear(s) on the Series B Notes or by person(s) authorized to become registered holder(s) by a properly completed bond power from the registered holder(s), a copy of which must be transmitted with this Letter of Transmittal. If Series B Notes to which this Letter of Transmittal relate are held of record by two or more joint holders, then all such holders must sign this Letter of Transmittal.
--------------------------------------------------------------------------------

                                   SIGNATURES

x
 ------------------------------------------------------------          ---------
                                                                          Date
x
 ------------------------------------------------------------          ---------
                                                                          Date

Area Code and Telephone Number:

       If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, then such person must (i) set forth his or her full title below and (ii) submit evidence satisfactory to the Company of such person's authority so to act. See Instruction 5.

  Name(s):
           ---------------------------------------------------------------------
                                    (PLEASE PRINT)

  Capacity:
            --------------------------------------------------------------------
  Address:
           ---------------------------------------------------------------------
                                  (INCLUDE ZIP CODE)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                         MEDALLION SIGNATURE GUARANTEE
                         (IF REQUIRED BY INSTRUCTION 5)
        CERTAIN SIGNATURES MUST BE GUARANTEED BY AN ELIGIBLE INSTITUTION

  Signature(s) Guaranteed by an Eligible Institution:
                                                      --------------------------
                                               (AUTHORIZED SIGNATURE)

  ------------------------------------------------------------------------------
                                    (TITLE)

  ------------------------------------------------------------------------------
                                 (NAME OF FIRM)

  ------------------------------------------------------------------------------
                          (ADDRESS, INCLUDE ZIP CODE)

  ------------------------------------------------------------------------------
                        (AREA CODE AND TELEPHONE NUMBER)
  Dated
--------------------------------------------------------------------------------

                                  INSTRUCTIONS

                    FORMING PART OF THE TERMS AND CONDITIONS
                             OF THE EXCHANGE OFFER

     1. DELIVERY OF THIS LETTER OF TRANSMITTAL AND CERTIFICATES FOR SERIES B NOTES OR BOOK-ENTRY CONFIRMATIONS. Certificates representing the tendered Series B Notes (or a confirmation of book-entry transfer of such Series B Notes into the Exchange Agent's account with the Book-Entry Transfer Facility), as well as a properly completed and duly executed copy of this Letter of Transmittal (or, in the case of a book-entry transfer, an Agent's Message), a Substitute Form W-9 and any other documents required by this Letter of Transmittal must be received by the Exchange Agent at its address set forth herein prior to the Expiration Date. The method of delivery of certificates for Series B Notes and all other required documents is at the election and sole risk of the tendering holder and delivery will be deemed made only when actually received by the Exchange Agent. If delivery is by mail, registered mail with return receipt requested, properly insured, is recommended. As an alternative to delivery by mail, the holder may wish to use an overnight or hand delivery service. In all cases, sufficient time should be allowed to assure timely delivery. Neither the Company nor the Exchange Agent is under an obligation to notify any tendering holder of the Company's acceptance of tendered Series B Notes prior to the completion of the Exchange Offer.

     2. GUARANTEED DELIVERY PROCEDURES. Holders who wish to tender their Series B Notes but whose Series B Notes are not immediately available and who cannot deliver their certificates for Series B Notes (or comply with the procedures for book-entry transfer prior to the Expiration Date), the Letter of Transmittal and any other documents required by the Letter of Transmittal to the Exchange Agent prior to the Expiration Date must tender their Series B Notes according to the guaranteed delivery procedures set forth below. Pursuant to such procedures:

          (i) such tender must be made by or through a firm which is a member of a registered national securities exchange or of the National Association of Securities Dealers, Inc., or a commercial bank or trust company having an office or correspondent in the United States (an "Eligible Institution");

          (ii) prior to the Expiration Date, the Exchange Agent must have received from the holder and the Eligible Institution a properly completed and duly executed Notice of Guaranteed Delivery (by facsimile transmission, mail, or hand delivery) setting forth the name and address of the holder, the certificate number or numbers of the tendered Series B Notes, and the principal amount of tendered Series B Notes and stating that the tender is being made thereby and guaranteeing that, within three New York Stock Exchange trading days after the Expiration Date, the Letter of Transmittal (or facsimile thereof) (or, in the case of a book-entry transfer, an Agent's Message), together with the tendered Series B Notes (or a confirmation of book-entry transfer of such Series B Notes into the Exchange Agent's account with the Book-Entry Transfer Facility) and any other required documents will be deposited by the Eligible Institution with the Exchange Agent; and

          (iii) the certificates representing the tendered Series B Notes in proper form for transfer (or a confirmation of book-entry transfer of such Series B Notes into the Exchange Agent's account with the Book-Entry Transfer Facility), together with this Letter of Transmittal (or facsimile thereof), properly completed and duly executed, with any required signature guarantees (or, in the case of a book-entry transfer, an Agent's Message) and all other documents required by the Letter of Transmittal must be received by the Exchange Agent within three New York Stock Exchange trading days after the Expiration Date.

     Failure to complete the guaranteed delivery procedures outlined above will not, of itself, affect the validity or effect a revocation of any Letter of Transmittal form properly completed and executed by a Holder who attempted to use the guaranteed delivery procedure.

     3. TENDER BY HOLDER. Only a registered holder of Series B Notes may tender such Series B Notes in the Exchange Offer. Any beneficial owner of Series B Notes who is not the registered holder and who wishes to tender should arrange with such Holder to execute and deliver this Letter of Transmittal on such owner's behalf or must, prior to completing and executing this Letter of Transmittal and delivering such Series B Notes, either make appropriate arrangements to register ownership of the Series B Notes in such owner's name or obtain a properly completed bond power from the registered holder.

     4. PARTIAL TENDERS. Tenders of Series B Notes will be accepted only in integral multiples of $1,000 in principal amount. If less than the entire principal amount of Series B Notes is tendered, the tendering holder should fill in the principal amount tendered in the column labeled "Principal Amount Tendered" of the box entitled "Description of Series B Notes" (Box 1) above. The entire principal amount of Series B Notes delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated. If the entire principal amount of Series B Notes is not tendered, Series B Notes for the principal amount of Series B Notes not tendered and Exchange Notes exchanged for any Series B Notes tendered will be sent to the holder at his or her registered address, unless a different address is provided in the appropriate box on this Letter of Transmittal, as soon as practicable following the Expiration Date.

     5. SIGNATURES ON THE LETTER OF TRANSMITTAL; BOND POWERS AND ENDORSEMENTS; MEDALLION GUARANTEE OF SIGNATURE. If this Letter of Transmittal is signed by the registered holder(s) of the Series B Notes tendered herewith, the signatures must correspond with the name(s) as written on the face of the tendered Series B Notes without alteration, enlargement, or any change whatsoever.

     If any of the tendered Series B Notes are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal. If any tendered Series B Notes are held in different names on several Series B Notes, it will be necessary to complete, sign, and submit as many separate copies of the Letter of Transmittal documents as there are names in which tendered Series B Notes are held.

     If this Letter of Transmittal is signed by the registered holder, and Exchange Notes are to be issued and any untendered or unaccepted principal amount of Series B Notes are to be reissued or returned to the registered holder, then, the registered holder need not and should not endorse any tendered Series B Notes nor provide a separate bond power. In any other case, the registered holder must either properly endorse the Series B Notes tendered or transmit a properly completed separate bond power with this Letter of Transmittal (executed exactly as the name(s) of the registered holder(s) appear(s) on such Series B Notes), with the signature(s) on the endorsement or bond power guaranteed by an Eligible Institution unless such certificates or bond powers are signed by an Eligible Institution.

     If this Letter of Transmittal or any Series B Notes or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations, or others acting in a fiduciary or representative capacity, such persons should so indicate when signing and evidence satisfactory to the Company of their authority to so act must be submitted with this Letter of Transmittal.

     No medallion signature guarantee is required if this Letter of Transmittal is signed by the registered holder(s) of the Series B Notes tendered herewith and the Exchange Notes (and any Series B Notes not tendered or not accepted) are to be issued directly to such registered holder(s) and neither the "Special Registration Instructions" (Box 2) nor the "Special Delivery Instructions" (Box
3) has been completed. In all other cases, all signatures on this Letter of Transmittal must be guaranteed by an Eligible Institution.

     6. SPECIAL REGISTRATION AND DELIVERY INSTRUCTIONS. Tendering holders should indicate, in the applicable box, the name and address in which the Exchange Notes and/or substitute Series B Notes for principal amounts not tendered or not accepted for exchange are to be sent, if different from the name and address or account of the person signing this Letter of Transmittal. In the case of issuance in a different name, the employer identification number or social security number of the person named must also be indicated and the tendering holders should complete the applicable box.

     If no such instructions are given, the Exchange Notes (and any Series B Notes not tendered or not accepted) will be issued in the name of and sent to the registered holder of the Series B Notes.

     7. TRANSFER TAXES. The Company will pay all transfer taxes, if any, applicable to the sale and transfer of Series B Notes to it or its order pursuant to the Exchange Offer. If, however, a transfer tax is imposed for any reason other than the transfer and sale of Series B Notes to the Company or its order pursuant to the Exchange Offer, then the amount of any such transfer taxes (whether imposed on the registered holder or on any other person) will be payable by the tendering holder. If satisfactory evidence of payment of such taxes or exemption from taxes therefrom is not submitted with this Letter of Transmittal, the amount of transfer taxes will be billed directly to such tendering holder.

     Except as provided in this Instruction 7, it will not be necessary for transfer tax stamps to be affixed to the Series B Notes listed in this Letter of Transmittal.

     8. TAX IDENTIFICATION NUMBER. Federal income tax law required that a holder of any Series B Notes which are accepted for exchange must provide the Company (as payor) with its correct taxpayer identification number ("TIN"), which, in the case of a holder who is an individual, is his or her social security number. If the Company is not provided with the correct TIN, the Holder may be subject to a $50 penalty imposed by Internal Revenue Service. (If withholding results in an over-payment of taxes, a refund may be obtained.) Certain holders (including, among other, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. See the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional instructions.

     To prevent backup withholding, each tendering holder must provide such holder's correct TIN by completing the Substitute Form W-9 set forth herein, certifying that the TIN provided is correct (or that such holder is awaiting a TIN), and that (i) the holder has not been notified by the Internal Revenue Service that such holder is subject to backup withholding as a result of failure to report a interest or dividends or (ii) the Internal Revenue Service has notified the holder that such holder is no longer subject to backup withholding. If the Series B Notes are registered in more than one name or are not in the name of the actual owner, see the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for information on which TIN to report.

     The Company reserves the right in its sole discretion to take whatever steps are necessary to comply with the Company's obligation regarding backup withholding.

     9. VALIDITY OF TENDERS. All questions as to the validity, form, eligibility (including time of receipt), and acceptance of tendered Series B Notes will be determined by the Company, in its sole discretion, which determination will be final and binding. The Company reserves the right to reject any and all Series B Notes not validly tendered or any Series B Notes, the Company's acceptance of which would, in the opinion of the Company or its counsel, be unlawful. The Company also reserves the right to waive any conditions of the Exchange Offer or defects or irregularities in tenders of Series B Notes as to any ineligibility of any holder who seeks to tender Series B Notes in the Exchange Offer. The interpretation of the terms and conditions of the Exchange Offer (including this Letter of Transmittal and the instructions hereto) by the Company shall be final and binding on all parties. Unless waived, any defects or irregularities in connection with tenders of Series B Notes must be cured within such time as the Company shall determine. The Company will use reasonable efforts to give notification of defects or irregularities with respect to tenders of Series B Notes, but shall not incur any liability for failure to give such notification.

     10. WAIVER OF CONDITIONS. The Company reserves the absolute right to amend, waive, or modify specified conditions in the Exchange Offer in the case of any tendered Series B Notes.

     11. NO CONDITIONAL TENDER. No alternative, conditional, irregular, or contingent tender of Series B Notes will be accepted.

     12. MUTILATED, LOST, STOLEN, OR DESTROYED SERIES B NOTES. Any tendering holder whose Series B Notes have been mutilated, lost, stolen, or destroyed should contact the Exchange Agent at the address indicated above for further instruction.

     13. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES. Requests for information and for additional copies of the Prospectus may be directed to the Exchange Agent at the address set forth on the first page of this Letter of Transmittal. Holders may also contact their broker, dealer, commercial bank, trust company, or other nominee for assistance concerning the Exchange Offer.

     14. ACCEPTANCE OF TENDERED SERIES B NOTES AND ISSUANCE OF EXCHANGE NOTES; RETURN OF NOTES. Subject to the terms and conditions of the Exchange Offer, the Company will accept for exchange all validly tendered Series B Notes as soon as practicable after the Expiration Date and will issue Exchange Notes therefor as soon as practicable thereafter. For purposes of the Exchange Offer, the Company shall be deemed to have accepted tendered Series B Notes when, as and if the Company has given notice thereof to the Exchange Agent (such notice if given orally, to be confirmed in writing). If any tendered Series B Notes are not exchanged pursuant to the Exchange Offer for any reason, such unexchanged Series B Notes will be returned, without expense, to the undersigned at the address shown above or at a different address as may be indicated under "Special Delivery Instructions."

     15. WITHDRAWAL. Tenders may be withdrawn only pursuant to the limited withdrawal rights set forth in the Prospectus under the caption "The Exchange Offer -- Withdrawal of Tenders."

-----------------------------------------------------------------------------------------------------------------------------------
PAYORS' NAMES: TRANSWESTERN PUBLISHING COMPANY LLC
TWP CAPITAL CORP. II
-----------------------------------------------------------------------------------------------------------------------------------
 SUBSTITUTE                         PART 1 -- PLEASE PROVIDE YOUR TAXPAYER              Social Security Number
 FORM W-9                           IDENTIFICATION NUMBER ("TIN") IN THE BOX AT RIGHT   or TIN
 DEPARTMENT OF THE TREASURY         AND CERTIFY BY SIGNING AND DATING BELOW
 INTERNAL REVENUE SERVICE                                                               ________/________/________
                                    ----------------------------------------------------------------------------------------------
 PAYER'S REQUEST FOR                PART 2 -- Check the box if you are NOT subject to backup withholding under the provisions of
 TAXPAYER IDENTIFICATION            section 3408(a)(1)(C) of the Internal Revenue Code because (1) you have not been notified that
 NUMBER (TIN)                       you are subject to backup withholding as a result of failure to report all interest of dividends or (2) the Internal Revenue Service has notified you that you are no longer subject
                                    to backup withholding.                      [ ]
                                    ----------------------------------------------------------------------------------------------
                                    CERTIFICATION -- UNDER THE PENALTIES OF PERJURY, I CERTIFY THAT THE
                                    INFORMATION PROVIDED ON THIS FORM IS TRUE, CORRECT AND COMPLETE.
                                    SIGNATURE  DATE ----------------                                        PART 3 --
                                                                                                            Awaiting TIN ,  [ ]
                                    ----------------------------------------------------------------------------------------------
                                    Name (if joint names, list first and circle the name of the person or entity whose number you enter in Part I below. See instructions if your name has changed.)

                                    ----------------------------------------------------------------------------------------------
                                    Address
                                   ----------------------------------------------------------------------------------------------
                                    City, State and ZIP Code
                                   ----------------------------------------------------------------------------------------------
                                    List account number(s) here (optional)

-----------------------------------------------------------------------------------------------------------------------------------
NOTE:  FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 31% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE
       EXCHANGE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM
       W-9 FOR ADDITIONAL DETAILS.